SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:
|X|   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-12

                                GOLDEN HOLE, INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14A-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ----------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ----------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------

      4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

      5)  Total fee paid:
                         -------------------------------------------------------


[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                 -----------------------------------------------

      2)  Form, Schedule or Registration Statement No.:
                                                       -------------------------

      3)  Filing Party:
                       ---------------------------------------------------------

      4)  Date Filed:
                     -----------------------------------------------------------

                                GOLDEN HOLE, INC.
--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To be held April 4, 2002
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF GOLDEN HOLE, INC.:

         PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Golden Hole, Inc. (the "Company") will be held at Northgate Industrial Park, RD #3, Box 7-A, New Castle, Pennsylvania, on Thursday, April 4, 2002, at 1:30 p.m., local time, or at any adjournments thereof, for the following purposes:

         (1)      to adopt Restated Articles of Incorporation of the Company;

         (2)      to adopt new Bylaws for the Company;

         (3)      to adopt the Company's 2002 Stock Option Plan; and

         (4) to transact such other business as properly may come before the meeting.

         Only shareholders of record owning shares of the Corporation's common stock at the close of business on February 22, 2002, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

         YOU ARE  CORDIALLY INVITED  TO  ATTEND THE  MEETING  IN PERSON.  PLEASE
INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

                                   By order of the Board of Directors:


                                   /S/ CHARLES J. LONG, JR.
                                   ---------------------------------------------
                                   Charles J. Long, Jr., Secretary

New Castle, Pennsylvania
March 7, 2002

                                GOLDEN HOLE, INC.
                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 2002


                                  INTRODUCTION

         This Proxy Statement will be first sent or given to shareholders on or about March 7, 2002, in connection with a Special Meeting of Shareholders of Golden Hole, Inc. (the "Company") to be held at Northgate Industrial Park, RD #3 Box 7-A, New Castle, Pennsylvania, on Thursday, April 4, 2002, at 1:30 p.m., local time (the "Special Meeting"). The purposes of the Special Meeting will be:

         (1)      to adopt Restated Articles of Incorporation;

         (2)      to adopt new Bylaws for the Company;

         (3)      to adopt the 2002 Stock Option Plan; and

         (4) to transact such other business as properly may come before the meeting.

PERSONS MAKING THE SOLICITATION

         The Proxy is solicited on behalf of the directors of the Company. The original solicitation will be by mail. Following the original solicitation, management expects that certain individual shareholders will be further solicited through telephonic or other oral communications from management. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit Proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Special Meeting and provides a box corresponding to each such matter. By appropriately marking each box, a shareholder may specify whether to confer upon or withhold from management the authority to vote the shares represented by the Proxy. The Proxy also confers upon management discretionary voting authority with respect to such other business as may properly come before the Special Meeting.

         If the Proxy is executed properly and is received by management prior to the Special Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority shall be deemed to confer such authority.


Golden Hole, Inc. Proxy Statement - Page 1

         A Proxy may be revoked at any time prior to its exercise. A shareholder may vote in person if he attends the Special Meeting even though he has executed and returned a Proxy.



                  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

         The securities entitled to vote at the Special Meeting consist of all of the issued and outstanding shares of the Company's Common Stock. The close of business on February 22, 2002, has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Special Meeting. As of the record date, there were 9,954,796 shares of Common Stock issued and outstanding.

VOTING RIGHTS AND REQUIREMENTS

         Each shareholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Special Meeting of the holders of an amount of shares of Common Stock and proxies representing the right to vote at least 51% of the shares of the Common Stock outstanding as of the record date will constitute a quorum for transacting business. The affirmative vote of at least 90% of the shares outstanding (with a 95% quorum) will be required to authorize the Company to adopt the Restated Articles of Incorporation. The affirmative vote of the majority of the issued and outstanding shares will be required to adopt the new Bylaws. The affirmative vote of the majority of the issued and outstanding shares represented at the Special Meeting will be required to adopt the Stock Option Plan and to take action on any other matters that may come before the Special Meeting.

PRINCIPAL SECURITY HOLDERS

         The following table sets forth information, as February 22, 2002, with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and by directors and officers of the Company, both individually and as a group:


                                SHARES OWNED BENEFICIALLY
BENEFICIAL OWNERS                     AND OF RECORD         PERCENT OF CLASS (1)

Joseph Giordano, Jr.                    4,147,946                 41.7%
RD #1, Box 610
New Wilmington, PA 16142

Charles J. Long, Jr.                    4,147,946                 41.7%
RD #4, Box 62-A
New Castle, PA 16101


Golden Hole, Inc. Proxy Statement - Page 2

                                SHARES OWNED BENEFICIALLY
BENEFICIAL OWNERS                     AND OF RECORD         PERCENT OF CLASS (1)

Joseph M. Giordano                       92,179                    0.9%
10610 Laurin Court
Union, KY 41091

Frederick W. Wakelin, Jr.                23,043                    0.2%
3260 Hamlet Drive #3
Naples, FL 34105

Officers and directors as a group       8,411,114                 84.5%
(4persons)

----------
(1)      Based on 9,954,796 shares outstanding.

CHANGES IN CONTROL

         No arrangements are known to the Company, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

--------------------------------------------------------------------------------
PROPOSAL 1:  ADOPTION OF RESTATED ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

         The Company has determined to amend and restate its Articles of Incorporation. The original Articles of Incorporation date back to December 11, 1985. The Company wishes to amend certain provisions in the Articles of Incorporation to reflect current developments in the law. The Company wishes to restate the Articles so that all amendments to date will be contained in one document and it will not be necessary to piece various portions together.

         A copy of the Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit A. The substantive amendments are described as follows:

NAME CHANGE

         The Company has acquired International Plastics and Equipment Corp., a Pennsylvania corporation ("IPEC"). The Company now has a total of 9,954,796 shares of common stock issued and outstanding. The former shareholders of IPEC as a group own 9,489,796 shares, or approximately 95.3% of the issued and outstanding common stock. In conjunction with completion of the acquisition of IPEC, the former director and officer of the Company resigned and appointed successors designated by IPEC. The Company's Board of Directors approved the acquisition but approval by the Company's shareholders was not required.


Golden Hole, Inc. Proxy Statement - Page 3

         All of the Company's business activities are expected to be conducted through its wholly-owned subsidiary. Accordingly, the new name of "IPEC Holdings Inc." will better reflect the Company's new business operations.

ADDITIONAL AUTHORIZED CAPITAL

         The Restated Articles of Incorporation would authorize additional capital stock consisting of 25,000,000 shares of Preferred Stock, $.001 par value per share. The board of directors would be given the authority to determine the terms of the Preferred Stock, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights and preferences. No further authorization by holders of the Common Stock for the issuance of the Preferred Stock is to be obtained.

         Although no offering of Preferred Stock is contemplated in the proximate future, the current Board of Directors believes that it is desirable to have shares of Preferred Stock available for issuance. Shares of Preferred Stock could be used as a means to obtain additional financing for the Company. The terms of the Preferred Stock could be negotiated on a transaction-by-transaction basis. It is unlikely that further authorization for the issuance of the securities by a vote of holders of the Common Stock will be solicited prior to such issuance. None of the directors or executive officers of the Company has any substantial interest, direct or indirect, in this proposal.

INDEMNIFICATION

         The Restated Articles add a provision that the Company shall indemnify any person against all liability and expense incurred by reason of the fact that the person is or was a director or officer of the Company, or serving at the request of the Company in certain capacities, to the fullest extent permitted by law. While this type of indemnification is already permitted in the Nevada General Corporation Law which governs Nevada corporations, the Company believes it advisable to set forth its intentions in the Restated Articles.

ELIMINATION OF SUPER-MAJORITY REQUIREMENT TO AMEND ELECTION NOT TO BE GOVERNED BY STATUTE PERTAINING TO COMBINATIONS WITH INTERESTED STOCKHOLDERS AND ELECTION NOT TO BE GOVERNED BY STATUTE PERTAINING TO THE ACQUISITION OF A CONTROLLING INTEREST

         The Restated Articles would eliminate the requirement of having at least 90% of the issued and outstanding approve an amendment affecting the election not be to governed by the statutes pertaining to (1) combinations with interested stockholders and (2) the acquisition of a controlling interest. The Company believes that this super-majority voting requirement could, in the future, hamper the Company.

         While these Sections apply only to Nevada corporations that have 200 or more stockholders, the Company believes that it still is prudent to elect not to be governed by these provisions at this time. The Company believes that compliance with these Sections could discourage interested stockholders from engaging in transactions with the Company.


Golden Hole, Inc. Proxy Statement - Page 4

         If the super-majority voting requirement were to remain in place, it would be difficult for the Company to rescind the election at a later time, if it desired to do so.

RECOMMENDATION AND VOTE REQUIRED

         The Board recommends that the shareholders vote "FOR" this proposal to adopt the Restated Articles of Incorporation. The affirmative vote of 90% of the outstanding shares, with 95% being present for a quorum, is required for approval. See "Voting Securities and Principal Holders Thereof" above.

--------------------------------------------------------------------------------
PROPOSAL 2:  ADOPTION OF NEW BYLAWS
--------------------------------------------------------------------------------

         The Company desires to have the Bylaws consistent with the Restated Articles of Incorporation proposed for adoption as described above. Accordingly, it is proposed that the existing Bylaws be repealed and that new Bylaws be adopted. Article XI of the existing Bylaws provides that the Bylaws may be repealed and new Bylaws adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding.

         A copy of the new Bylaws is attached to this Proxy Statement as Exhibit B.

RECOMMENDATION AND VOTE REQUIRED

         The Board recommends that the shareholders vote "FOR" this proposal to adopt the new Bylaws. The affirmative vote of a majority of the outstanding shares is required for approval. See "Voting Securities and Principal Holders Thereof" above.

--------------------------------------------------------------------------------
PROPOSAL 3:  ADOPTION OF STOCK OPTION PLAN
--------------------------------------------------------------------------------

         Shareholders of the Company are being asked to adopt the 2002 Stock Option Plan (the "Plan") reserving initially an aggregate of 995,000 shares of the Company's Common Stock (the "Available Shares") for issuance pursuant to the exercise of stock options ("Options") which may be granted to employees, officers, and directors of the Company and consultants to the Company. The Plan also provides for quarterly adjustment in the number of Available Shares, commencing upon the beginning of the next fiscal quarter, to a number equal to 10% of the number of shares outstanding as of the end of the preceding fiscal quarter or 995,000 shares, whichever is greater.

         The Plan is designed to (i) induce qualified persons to become employees, officers, or directors of the Company; (ii) reward such persons for past services to the Company; (iii) encourage such persons to remain in the employ of the Company or associated with the Company; and (iv) provide additional incentive for such persons to put forth maximum efforts for the success of business of the Company. Current management does not have an interest in obtaining approval of the Plan by the Company's shareholders, as no stock options have been granted under this Plan.


Golden Hole, Inc. Proxy Statement - Page 5

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). In addition to determining who will be granted Options, the Committee has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Committee may determine which Options may be intended to qualify ("Incentive Stock Option") for special treatment under the Internal Revenue Code of 1986, as amended from time to time (the "Code") or Non-Qualified Options ("Non-Qualified Stock Options") which are not intended to so qualify. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the instruments evidencing Options granted under the Plan. The Committee may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Committee may amend the Plan without shareholder approval where such approval is not required to satisfy any statutory or regulatory requirements.

         Grants to employee directors and officer/directors can be either Non-Qualified Stock Options or Incentive Stock Options, to the extent that they do not exceed the Incentive Stock Option exercise limitations, and the portion of an option to an employee director or officer/director that exceeds the dollar limitations of Code Section 422 will be treated as a Non-Qualified Stock Option.

         The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to employee and officer participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may not adversely affect the rights of any participant under any unexercised option or any potion thereof without the consent of such participant. This Plan will remain in effect until it is terminated by the Compensation Committee, except that no Incentive Stock Option will be granted after January 28, 2012.

         The Plan contains provisions for proportionate adjustment of the number of shares for outstanding options and the option price per share in the event of stock dividends, recapitalizations resulting in stock splits or combinations or exchanges of shares.

         Participants in the Plan may be selected by the Committee from employees and officers of the Company and its subsidiaries and consultants to the Company and its subsidiaries. In determining the persons to whom options will be granted and the number of shares to be covered by each option, the Committee will take into account the duties of the respective persons, their present and potential contributions to the success of the Company, and such other factors as the Committee deems relevant to accomplish the purposes of the Plan.

         Only employees of the Company and its subsidiaries, as the term "employee" is defined for the purposes of the Code will be entitled to receive Incentive Stock Options. Incentive Stock Options granted under the Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder.



Golden Hole, Inc. Proxy Statement - Page 6

         Each option granted under the Plan will be evidenced by a written option agreement between the Company and the optionee. The option price of any Incentive Stock Option may be not less than 100% of the Fair Market Value per share on the date of grant of the option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock will have an option price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option. Each Non-Qualified Stock Option granted under the Plan will be at a price no less than 85% of the Fair Market Value per share on the date of grant thereof. "Fair Market Value" per share as of a particular date is defined in the Plan as the last sale price of the Company's Common Stock as reported on a national securities exchange or on the NASDAQ System or, if none, the average of the closing bid and asked prices of the Company's Common Stock as reported by NASDAQ or, if such quotations are unavailable, the value determined by the Committee in its discretion in good faith.

         The exercise period of options granted under the Plan may not exceed ten years from the date of grant thereof. Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Company will be for no more than five years. The Committee will have the authority to accelerate or extend the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. However, no exercise period may be extended to increase the term of the option beyond ten years from the date of the grant.

         To exercise an option, the optionee must pay the full exercise price in cash, in shares of Common Stock having a Fair Market Value equal to the option price or in property or in a combination of cash, shares, and property and, subject to approval of the Committee. The Committee has the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock thereunder and, if so, to determine the value of the property received.

         An option may not be exercised unless the optionee then is an employee, officer, or director of the Company or its subsidiaries, and unless the optionee has remained continuously as an employee, officer, or director of the Company since the date of grant of the option. If the optionee ceases to be an employee, officer, or director of the Company or its subsidiaries other than by reason of death, disability, or for cause, all options granted to such optionee, fully vested to such optionee but not yet exercised, will terminate three months after the date the optionee ceases to be an employee, officer or director of the Company. All options which are not vested to an optionee, under the conditions stated in this paragraph for which employment ceases, will immediately terminate on the date the optionee ceases employment or association.

         If an optionee dies while an employee, officer or director of the Company, or if the optionee's employment, officer, or director status terminates by reason of disability, all options theretofore granted to such optionee, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death or disability of said optionee, by the optionee or by the optionee's estate or by a person who acquired the right to exercise such options by bequest or inheritance or otherwise by reason of the death or disability of the optionee.


Golden Hole, Inc. Proxy Statement - Page 7

         Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised, during the lifetime of the optionee, only by the optionee and thereafter only by his legal representative. An optionee has no rights as a shareholder with respect to any shares covered by an option until the option has been exercised.

         As a condition to the issuance of shares upon the exercise of an option, the Company will require the optionee to pay to the Company the amount of the Company's tax withholding liability required in connection with such exercise. The Company, to the extent permitted or required by law, may deduct a sufficient number of shares due to the optionee upon exercise of the option to allow the Company to pay such withholding taxes. The Company is not obligated to advise any optionee of the existence of any tax or the amount which the Company will be so required to withhold.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state, and local income and other tax laws.

         INCENTIVE STOCK OPTIONS. No income results to the holder of an Incentive Stock Option upon the grant thereof or issuance of shares upon exercise thereof. The amount realized on the sale or taxable exchange of the Option Shares in excess of the option exercise price will be considered a capital gain, except that, if a sale, taxable exchange, or other disposition occurs within one year after exercise of the Incentive Stock Option or two years after the grant of the Incentive Stock Option (generally considered to be a "disqualifying disposition"), the optionee will realize compensation, for federal income tax purposes, on the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. Any appreciation on the shares between the exercise date and the disposition will be taxed to the optionee as capital gain. The difference between the exercise price and the fair market value of the shares acquired at the time of exercise is a tax preference item for the purpose of calculating the alternative minimum tax on individuals under the Code. This preference amount will not be included again in alternative minimum taxable income in the year the taxpayer disposes of the stock.

         NON-QUALIFIED STOCK OPTIONS. No compensation will be realized by the optionee of a Non-Qualified Stock Option at the time it is granted. Upon the exercise of a Non-Qualified Stock Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise. If the optionee exercises a Non-Qualified Stock Option by surrendering shares of the Company's Common Stock, the optionee will not recognize income or gain at the time of exercise.

         CONSEQUENCES TO THE COMPANY. The Company recognizes no deduction at the time of grant or exercise of an Incentive Stock Option and recognizes no deduction at the time of grant of a Non-


Golden Hole, Inc. Proxy Statement - Page 8

Qualified Stock Option. The Company will recognize a deduction at the time of exercise of a Non-Qualified Stock Option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Stock Option.

VESTING

         At the time of grant, the Committee may specify the period or periods of time within which each Option or portion thereof will first become exercisable or vest.

RECOMMENDATION AND VOTE REQUIRED

         The Board recommends that the shareholders vote "FOR" this proposal to adopt the 2002 Stock Option Plan. The affirmative vote of a majority of the shares present at the meeting is required for approval. See "Voting Securities and Principal Holders Thereof" above.


                                  OTHER MATTERS

         Management of the Company knows of no other matters to be acted upon at the Special Meeting.



















Golden Hole, Inc. Proxy Statement - Page 9

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                                GOLDEN HOLE, INC.

The undersigned, being the President and Secretary of Golden Hole, Inc., a Nevada corporation (hereinafter referred to as the "Corporation"), having been authorized to execute these Restated Articles of Incorporation, hereby certify to the Secretary of State of the State of Nevada that:

FIRST: The Corporation desires to amend and restate its Articles of Incorporation as currently in effect as hereinafter provided.

SECOND: The provisions set forth in these Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto. These Restated Articles of Incorporation correctly set forth the provisions of the Articles of Incorporation, as amended to the date hereof.

THIRD: The Board of Directors duly adopted and declared the advisability of the Restated Articles of Incorporation.

FOURTH: Shareholders of the Corporation holding _________ of the 9,954,796 outstanding shares (_____%) of the Corporation's common stock approved and adopted the amendments contained in the Restated Articles of Incorporation at a meeting duly held April 4, 2002.

FIFTH: The Articles of Incorporation of the Corporation, as amended and restated, are set forth on Exhibit A attached hereto.

SIXTH: The effective date of the amendments to the Articles of Incorporation is to be April 15, 2002.

Attest:



-----------------------------------           ----------------------------------
Charles J. Long, Jr., Secretary               Joseph Giordano, Jr., President

                                    Exhibit A


                                    ARTICLE I
                                      NAME

         The name of this Corporation is IPEC Holdings Inc.


                                   ARTICLE II
                                     OFFICES

         Offices for the transaction of any business of the Corporation, and where meetings of the board of directors and of the shareholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States of America, or in any foreign country.


                                   ARTICLE III
                               PURPOSES AND POWERS

         The Corporation is organized to engage in any and all lawful acts and/or activities for which corporations may be organized under the laws of the State of Nevada.


                                   ARTICLE IV
                                    DIRECTORS

         The Directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law. Any action taken in good faith, shall be deemed appropriate and in each instance where the Nevada General Corporation Law provides that the Directors may act in certain instances where the Articles of Incorporation so authorize, such action by the Directors, shall be deemed to exist in these Articles and the authority granted by said Act shall be imputed hereto without the same specifically having been enumerated herein.

         The Board of Directors may consist of from one (1) to nine (9) directors, as determined, from time to time, by the then existing Board of Directors.

                                    ARTICLE V
                            AUTHORIZED CAPITAL STOCK

         The total authorized capital stock of the Corporation is 100,000,000 shares of common stock, with a par value of $0.001 par value per share, and 25,000,000 shares of preferred stock, with a par value of $0.001 per share. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation.

         No cumulative voting, on any matter to which shareholders shall be entitled to vote, shall be allowed for any purpose.

         The authorized stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this Corporation.


                                   ARTICLE VI
                                    EXISTENCE

         The Corporation shall have perpetual existence.


                                   ARTICLE VII
                                 INDEMNIFICATION

         The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person against all liability and expense (including attorneys' fees) incurred by reason of the fact that he is or was a director or officer of the Corporation, he is or was serving at the request of the Corporation as a director, officer, employee, or agent of, or in any similar managerial or fiduciary position of, another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall also indemnify any person who is serving or has served the Corporation as a director, officer, employee, or agent of the Corporation to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible.

                                  ARTICLE VIII
                                COMMON DIRECTORS

         As  provided by Nevada  Revised Statutes 78.140,  without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents, or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.


                                   ARTICLE IX
                       LIABILITY OF DIRECTORS AND OFFICERS

         No Director, Officer, or Agent, to include counsel, shall be personally liable to the Corporation or its stockholders for monetary damages for any breach or alleged breach of fiduciary or professional duty by such person acting in such capacity. It shall be presumed that in accepting the position as an Officer, Director, Agent, or Counsel, said individual relied upon and acted in reliance upon the terms and protections provided for by this Article. Notwithstanding the foregoing sentences, a person specifically covered by this Article, shall be liable to the extent provided by applicable law, for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or for the payment of dividends in violation of NRS 78.300.


                                   ARTICLE IX
             ELECTION REGARDING NRS 78.378-78.3793 AND 78.411-78.444

         This Corporation shall NOT be governed by nor shall the provisions of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including
78.444 in any way whatsoever affect the management, operation or be applied in this Corporation.



Attest:



-----------------------------------         ------------------------------------
Charles J. Long, Jr., Secretary             Joseph Giordano, Jr., President

                               IPEC HOLDINGS INC.






                                     BYLAWS


























-----------------------------
Adopted as of April 4, 2002

                               IPEC HOLDINGS INC.

                                     BYLAWS

                                TABLE OF CONTENTS



SECTION                                                                     PAGE

                                    ARTICLE I

                                     OFFICES

1.1      Registered Office..............................................       1
1.2      Principal Office...............................................       1


                                   ARTICLE II

                                  STOCKHOLDERS

2.1      Annual Meeting .................................................      1
2.2      Special Meetings................................................      1
2.3      Place of Meeting................................................      2
2.4      Notice of Meeting...............................................      2
2.5      Adjournment.....................................................      2
2.6      Organization....................................................      2
2.7      Closing of Transfer Books or Fixing of Record Date..............      2
2.8      Quorum   .......................................................      2
2.9      Proxies  .......................................................      3
2.10     Voting of Shares................................................      3
2.11     Action Taken Without a Meeting..................................      3
2.12     Meetings by Telephone...........................................      4

SECTION                                                                     PAGE

                                   ARTICLE III

                                    DIRECTORS

3.1      Board of Directors; Number; Qualifications; Election...........       4
3.2      Powers of the Board of Directors: Generally....................       4
3.3      Committees of the Board of Directors...........................       4
3.4      Resignation....................................................       4
3.5      Removal  ......................................................       5
3.6      Vacancies......................................................       5
3.7      Regular Meetings...............................................       5
3.8      Special Meetings...............................................       5
3.9      Notice   ......................................................       5
3.10     Quorum   ......................................................       5
3.11     Manner of Acting...............................................       5
3.12     Compensation...................................................       5
3.13     Action Taken Without a Meeting.................................       6
3.14     Meetings by Telephone..........................................       6


                                   ARTICLE IV

                               OFFICERS AND AGENTS

4.1      Officers of the Corporation....................................       6
4.2      Election and Term of Office....................................       6
4.3      Removal  ......................................................       6
4.4      Vacancies......................................................       7
4.5      President......................................................       7
4.6      Vice Presidents................................................       7
4.7      Secretary......................................................       7
4.8      Treasurer......................................................       8
4.9      Salaries ......................................................       8
4.10     Bonds    ......................................................       8

SECTION                                                                     PAGE

                                    ARTICLE V

                                      STOCK

5.1      Certificates...................................................       8
5.2      Record   ......................................................       9
5.3      Consideration for Shares.......................................       9
5.4      Cancellation of Certificates...................................      10
5.5      Lost Certificates..............................................      10
5.6      Transfer of Shares.............................................      10
5.7      Transfer Agents, Registrars, and Paying Agents.................      10


                                   ARTICLE VI

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

6.1      Indemnification; Advancement of Expenses.......................      10
6.2      Insurance and Other Financial Arrangements Against
           Liability of Directors, Officers, Employees, and
           Agents ............................................................11


                                   ARTICLE VII

                       ACQUISITION OF CONTROLLING INTEREST

7.1      Acquisition of Controlling Interest............................      11


                                  ARTICLE VIII

            EXECUTION OF INSTRUMENTS; LOANS, CHECKS AND ENDORSEMENTS;
                                DEPOSITS; PROXIES

8.1      Execution of Instruments.......................................      11
8.2      Loans .........................................................      11
8.3      Checks and Endorsements........................................      12
8.4      Deposits ......................................................      12
8.5      Proxies .......................................................      12
8.6      Contracts......................................................      12

SECTION                                                                     PAGE

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1      Waivers of Notice..............................................      12
9.2      Corporate Seal.................................................      13
9.3      Fiscal Year....................................................      13
9.4      Amendment of Bylaws............................................      13
9.5      Uniformity of Interpretation and Severability..................      13
9.6      Emergency Bylaws...............................................      13


Secretary's Certification...............................................      13

                                     BYLAWS

                                       OF

                               IPEC HOLDINGS INC.


                                    ARTICLE I

                                     OFFICES

         1.1 REGISTERED OFFICE. The registered office of the Corporation required by the General Corporation Law of Nevada, Nevada Revised Statutes, 1957 ("NRS"), Chapter 78, to be maintained in Nevada may be, but need not be, identical with the principal office if in Nevada, and the address of the registered office may be changed from time to time by the Board of Directors.

         1.2 PRINCIPAL OFFICE. The Corporation may have such other office or offices either within or outside of the State of Nevada as the business of the Corporation may require from time to time if so designated by the Board of Directors.


                                   ARTICLE II

                                  STOCKHOLDERS

         2.1 ANNUAL MEETING. Unless otherwise designated by the Board of Directors, the annual meeting shall be held on the date and at the time and place fixed by the Board of Directors; provided, however, that the first annual meeting shall be held on a date that is within 18 months after the date on which the Corporation first has stockholders, and each successive annual meeting shall be held on a date that is within 18 months after the preceding annual meeting.

         2.2 SPECIAL MEETINGS. Special meetings of stockholders of the Corporation, for any purpose, may be called by the Chairman of the Board, the president, any vice president, any two members of the Board of Directors, or the holders of at least 10% of all of the shares entitled to vote at such meeting. Any holder or holders of not less than 10% of all the outstanding shares of the Corporation who desire to call a special meeting pursuant to this Section 2 of
Article II shall notify the president that a special meeting of the stockholders shall be called. Within 30 days after notice to the president, the president shall set the date, time, and location of a stockholders' meeting. The date set by the president shall be not less than 30 nor more than 120 days after the date of notice to the president. If the president fails to set the date, time, and location of special meeting within the 30-day time period described above, the stockholder or stockholders calling the meeting shall set the date, time, and location of the special meeting. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

         2.3 PLACE OF MEETING. The Board of Directors may designate any place, either within or outside the State of Nevada, as the place for any annual meeting or special meeting called by the Board of Directors. If no designation is made, or if a meeting shall be called otherwise than by the Board, the place of meeting shall be the Company's principal offices, whether within or outside the State of Nevada.

         2.4 NOTICE OF MEETING. Written notice signed by an officer designated by the Board of Directors, stating the place, day, and hour of the meeting and the purpose for which the meeting is called, shall be delivered personally or mailed postage prepaid to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days before the meeting. If mailed, such notice shall be directed to the stockholder at his address as it appears upon the records of the Corporation, and notice shall be deemed to have been given upon the mailing of any such notice, and the time of the notice shall begin to run from the date upon which the notice is deposited in the mail for transmission to the stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership, constitutes delivery of the notice to the corporation, association or partnership. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting.

         2.5 ADJOURNMENT. When a meeting is for any reason adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

         2.6 ORGANIZATION. The president or any vice president shall call meetings of stockholders to order and act as chairman of such meetings. In the absence of said officers, any stockholder entitled to vote at that meeting, or any proxy of any such stockholder, may call the meeting to order and a chairman shall be elected by a majority of the stockholders entitled to vote at that meeting. In the absence of the secretary or any assistant secretary of the Corporation, any person appointed by the chairman shall act as secretary of such meeting. An appropriate number of inspectors for any meeting of stockholders may be appointed by the chairman of such meeting. Inspectors so appointed will open and close the polls, will receive and take charge of proxies and ballots, and will decide all questions as to the qualifications of voters, validity of proxies and ballots, and the number of votes properly cast.

         2.7 CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made, or may fix a day not more than 60 days before the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that day are entitled to notice or to vote at such meeting.

         2.8 QUORUM. Unless otherwise provided by the Articles of Incorporation, one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If fewer than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting without further notice for a period not to exceed 60 days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

         If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation.

         2.9 PROXIES. At all meetings of stockholders, a stockholder may vote by proxy, as prescribed by law. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after 6 months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed 7 years from the date of its creation.

         2.10 VOTING OF SHARES. Each outstanding share, regardless of class, shall be entitled to one vote, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of stockholders, except as may be otherwise provided in the Articles of
Incorporation or in the resolution providing for the issuance of the stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation. If the Articles of Incorporation or any such resolution provide for more or less than one vote per share for any class or series of shares on any matter, every reference in the Articles of Incorporation, these Bylaws and the General Corporation Law of Nevada to a majority or other proportion or number of shares shall be deemed to refer to a majority or other proportion of the voting power of all of the shares or those classes or series of shares, as may be required by the Articles of Incorporation, or in the resolution providing for the issuance of the stock adopted by the Board of Directors pursuant to authority expressly vested in it by the Articles of Incorporation, or the General Corporation Law of Nevada. Cumulative voting shall not be allowed. Unless the General Corporation Law of Nevada, the Articles of Incorporation, or these Bylaws provide for different proportions, an act of stockholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present is the act of the stockholders.

         2.11 ACTION TAKEN WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given. The written consent must be filed with the minutes of the proceedings of the stockholders.

         2.12 MEETINGS BY TELEPHONE. Unless other restricted by the Articles of Incorporation or these Bylaws, stockholders may participate in a meeting of stockholders by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.


                                   ARTICLE III

                                    DIRECTORS

         3.1 BOARD OF DIRECTORS; NUMBER; QUALIFICATIONS; ELECTION. The Corporation shall be managed by a Board of Directors, all of whom must be natural persons at least 18 years of age. Directors need not be residents of the State of Nevada or stockholders of the Corporation. The number of directors of the Corporation shall be not less than one nor more than twelve. Subject to such limitations, the number of directors may be increased or decreased by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent director. Subject to the provisions of Article III of the Corporation's Articles of Incorporation, each director shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

         3.2 POWERS OF THE BOARD OF DIRECTORS: GENERALLY. Subject only to such limitations as may be provided by the General Corporation Law of Nevada or the Articles of Incorporation, the Board of Directors shall have full control over the affairs of the Corporation.

         3.3 COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more directors, which, to the extent provided in the resolution or resolutions or in these Bylaws, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place on a seal. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors may appoint natural persons who are not directors to serve on committees.

         3.4 RESIGNATION. Any director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the president, any vice president, or the secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office.

         3.5 REMOVAL. Except as otherwise provided in the Articles of Incorporation, any director may be removed, either with or without cause, at any time by the vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

         3.6 VACANCIES. All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the Articles of Incorporation. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. A director elected to fill a vacancy caused by an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and has qualified.

         3.7 REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after and at the same place as the annual meeting of stockholders. The Board of Directors may provide by resolution the time and place, either within or outside the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

         3.8 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the president or a one-third of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or outside Nevada, as the place for holding any special meeting of the Board of Directors called by them.

         3.9 NOTICE. Notice of any special meeting shall be given at least two days previously thereto by written notice delivered personally or mailed to each director at his business address. Any director may waive notice of any meeting. A director's presence at a meeting shall constitute a waiver of notice of such meeting if the director's oral consent is entered on the minutes or by taking part in the deliberations at such meeting without objecting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         3.10 QUORUM. A majority of the number of directors elected and qualified at the time of the meeting shall constitute a quorum for the transaction of business at any such meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

         3.11 MANNER OF ACTING. If a quorum is present, the affirmative vote of a majority of the directors present at the meeting and entitled to vote on that particular matter shall be the act of the Board, unless the vote of a greater number is required by law or the Articles of Incorporation.

         3.12 COMPENSATION. By resolution of the Board of Directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings; a fixed sum for attendance at such meeting; or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         3.13 ACTION TAKEN WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee. The written consent must be filed with the minutes of the proceedings of the Board or committee.

         3.14 MEETINGS BY TELEPHONE. Unless other restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board or committee by means of a telephone conference or similar method of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.


                                   ARTICLE IV

                               OFFICERS AND AGENTS

         4.1 OFFICERS OF THE CORPORATION. The Corporation shall have a president, a secretary, and a treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may appoint one or more vice presidents and such other officers, assistant officers, committees, and agents, including a chairman of the board, assistant secretaries, and assistant treasurers, as they may consider necessary, who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. One person may hold any two or more offices. The officers of the Corporation shall be natural persons 18 years of age or older. In all cases where the duties of any officer, agent, or employee are not prescribed by the Bylaws or by the Board of Directors, such officer, agent, or employee shall follow the orders and instructions of (a) the president, and if a chairman of the board has been elected, then (b) the chairman of the board.

         4.2 ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until the first of the following occurs: until his successor shall have been duly elected and shall have qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

         4.3 REMOVAL. Any officer or agent may be removed by the Board of Directors or by the executive committee, if any, whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         4.4 VACANCIES. A vacancy in any office, however occurring, may be filled by the Board of Directors for the unexpired portion of the term.

         4.5 PRESIDENT. The president shall, subject to the direction and supervision of the Board of Directors, be the chief executive officer of the Corporation and shall have general and active control of its affairs and business and general supervision of its officers, agents, and employees. He shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him, or shall execute, on behalf of the Corporation, written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of the stockholders of any other corporation in which the Corporation shall hold any stock. He may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors. The president shall have custody of the treasurer's bond, if any. If a chairman of the board has been elected, the chairman of the board shall have, subject to the direction and modification of the Board of Directors, all the same responsibilities, rights, and obligations as described in these Bylaws for the president.

         4.6 VICE PRESIDENTS. The vice presidents, if any, shall assist the president and shall perform such duties as may be assigned to them by the president or by the Board of Directors. In the absence of the president, the vice president designated by the Board of Directors or (if there be no such designation) the vice president designated in writing by the president shall have the powers and perform the duties of the president. If no such designation shall be made, all vice presidents may exercise such powers and perform such duties.

         4.7  SECRETARY. The secretary shall perform the following: (a) keep the minutes of the proceedings of the stockholders, executive committee, and the Board of Directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and affix the seal to all documents when authorized by the Board of Directors; (d) keep, at the Corporation's registered office or principal place of business within or outside Nevada, a record containing the names and addresses of all stockholders and the number and class of shares held by each, unless such a record shall be kept at the office of the Corporation's transfer agent or registrar; (e) sign with the president or a vice president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation, unless the Corporation has a transfer agent; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the Board of Directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

         4.8 TREASURER. The treasurer shall be the principal financial officer of the Corporation and shall have the care and custody of all funds, securities, evidences of indebtedness, and other personal property of the Corporation, and shall deposit the same in accordance with the instructions of the Board of Directors. He shall receive and give receipts and acquittances for monies paid in or on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls, and other just debts of the Corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the Board, shall make such reports to it as may be required at any time. He shall, if required by the Board, give the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his duties and for the restoration to the Corporation of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. He shall have such other powers and perform such other duties as may be from time to time prescribed by the Board of Directors or the president. The assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

         The treasurer shall also be the principal accounting officer of the Corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state, and federal tax returns, prescribe and maintain an adequate system of internal audit, and prepare and furnish to the president and the Board of Directors statements of account showing the financial position of the Corporation and the results of its operations.

         4.9 SALARIES. Officers of the Corporation shall be entitled to such salaries, emoluments, compensation, or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

         4.10 BONDS. If the Board of Directors by resolution shall so require, any officer or agent of the Corporation shall give bond to the Corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of that officer's or agent's duties and offices.


                                    ARTICLE V

                                      STOCK

         5.1 CERTIFICATES. The shares of stock shall be represented by consecutively numbered certificates signed in the name of the Corporation by its president or a vice president and by the treasurer or an assistant treasurer or by the secretary or an assistant secretary, and shall be sealed with the seal of the Corporation, or with a facsimile thereof.

         Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as the registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is delivered by the Corporation, the certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed the certificates, or whose facsimile signature has been used thereon, had not ceased to be an officer of the Corporation. If the Corporation is authorized to issue shares of more than one class or more than one series of any class, each certificate shall set forth upon the face or back of the certificate or shall state that the Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

         Each certificate representing shares shall state the following upon the face thereof: the name of the state of the Corporation's organization; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate or a statement that the shares are without par value. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

         5.2 RECORD. A record shall be kept of the name of each person or other entity holding the stock represented by each certificate for shares of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. The person or other entity in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the Corporation.

         5.3 CONSIDERATION FOR SHARES. Shares shall be issued for such consideration, expressed in dollars (but not less than the par value thereof) as shall be fixed from time to time by the Board of Directors. That part of the surplus of a corporation which is transferred to stated capital upon the issuance of shares as a share dividend shall be deemed the consideration for the issuance of such dividend shares. Such consideration may consist, in whole or in part, of money, promissory notes, other property, tangible or intangible, or in labor or services actually performed for the Corporation, contracts for services to be performed or other securities of the Corporation.

         5.4 CANCELLATION OF CERTIFICATES. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen, or destroyed certificates.

         5.5 LOST CERTIFICATES. In case of the alleged loss, destruction, or mutilation of a certificate of stock, the Board of Directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The Board of Directors may in its discretion require a bond, in such form and amount and with such surety as it may determine, before issuing a new certificate.

         5.6 TRANSFER OF SHARES. Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, and such documentary stamps as may be required by law, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock book of the Corporation which shall be kept at its principal office or by its registrar duly appointed.

         The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the laws of Nevada.

         5.7 TRANSFER AGENTS, REGISTRARS, AND PAYING AGENTS. The Board may at its discretion appoint one or more transfer agents, registrars, and agents for making payment upon any class of stock, bond, debenture, or other security of the Corporation. Such agents and registrars may be located either within or outside Nevada. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.


                                   ARTICLE VI

                    INDEMNIFICATION OF OFFICERS AND DIRECTORS

         6.1 INDEMNIFICATION; ADVANCEMENT OF EXPENSES. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.751), as the same now exists or may hereafter be amended or supplemented, the Corporation shall indemnify its directors and officers, including payment of expenses as they are incurred and in advance of the final disposition of any action, suit, or proceeding. Employees, agents, and other persons may be similarly indemnified by the Corporation, including advancement of expenses, in such case or cases and to the extent set forth in a resolution or resolutions adopted by the Board of Directors. No amendment of this Section shall have any effect on indemnification or advancement of expenses relating to any event arising prior to the date of such amendment.

         6.2 INSURANCE AND OTHER FINANCIAL ARRANGEMENTS AGAINST LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.752), as the same now exists or may hereafter be amended or supplemented, the Corporation may purchase and maintain insurance and make other financial arrangements on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for any liability asserted against such person and liability and expense incurred by such person in its capacity as a director, officer, employee, or agent, or arising out of such person's status as such, whether or not the Corporation has the authority to indemnify such person against such liability and expenses.


                                   ARTICLE VII

                       ACQUISITION OF CONTROLLING INTEREST

         7.1 ACQUISITION OF CONTROLLING INTEREST. The provisions of the General Corporation Law of Nevada pertaining to the acquisition of a controlling interest (currently set forth NRS 78.378 to 78.3793, inclusive), as the same now exists or may hereafter be amended or supplemented, shall not apply to the Corporation.


                                  ARTICLE VIII

            EXECUTION OF INSTRUMENTS; LOANS, CHECKS AND ENDORSEMENTS;
                                DEPOSITS; PROXIES

         8.1 EXECUTION OF INSTRUMENTS. The president, any vice president, secretary, or treasurer shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, except as otherwise provided in these Bylaws or where the execution and delivery thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit, or to render it liable pecuniarily for any purpose or in any amount.

         8.2 LOANS. The Corporation may lend money to, guarantee the obligations of, and otherwise assist directors, officers, and employees of the Corporation, or directors of another corporation of which the Corporation owns a majority of the voting stock, only upon compliance with the requirements of the General Corporation Law of Nevada.

         No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         8.3 CHECKS AND ENDORSEMENTS. All checks, drafts, or other orders for the payment of money, obligations, notes, or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances, and other such instruments shall be signed or endorsed by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

         8.4 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation's credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign, and deliver for collection and deposit checks, drafts, and other orders for the payment of money payable to the Corporation or its order.

         8.5 PROXIES. Unless otherwise provided by resolution adopted by the Board of Directors, the president or any vice president may from time to time appoint one or more agents or attorneys-in-fact of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association, or other entity any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association, or other entity or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation, association, or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

         8.6 CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.


                                   ARTICLE IX

                                  MISCELLANEOUS

         9.1 WAIVERS OF NOTICE. Whenever notice is required by the General Corporation Law of Nevada, by the Articles of Incorporation, or by these Bylaws, a waiver thereof in writing signed by the director, stockholder, or other person entitled to said notice, whether before, at, or after the time stated therein, or his appearance at such meeting in person or (in the case of a stockholders' meeting) by proxy, shall be equivalent to such notice.

         9.2 CORPORATE SEAL. The Board of Directors may adopt a seal circular in form and bearing the name of the Corporation, the state of its incorporation, and the word "Seal" which, when adopted, shall constitute the seal of the Corporation. The seal may be used by causing it or a facsimile of it to be impressed, affixed, manually reproduced, or rubber-stamped with indelible ink.

         9.3 FISCAL YEAR. The Board of Directors may, by resolution, adopt a fiscal year for the Corporation.

         9.4 AMENDMENT OF BYLAWS. The provisions of these Bylaws may at any time, and from time to time, be amended, supplemented or repealed by the Board of Directors.

         9.5 UNIFORMITY OF INTERPRETATION AND SEVERABILITY. These Bylaws shall be so interpreted and construed as to conform to the Articles of Incorporation and the laws of the State of Nevada or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such state, and where conflict between these Bylaws, the Articles of Incorporation or the laws of such a state has arisen or shall arise, these Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any provision hereof or the application thereof shall be deemed to be invalid by reason of the foregoing sentence, such invalidity shall not affect the validity of the remainder of these Bylaws without the invalid provision or the application thereof, and the provisions of these Bylaws are declared to be severable.

         9.6 EMERGENCY BYLAWS. Subject to repeal or change by action of the stockholders, the Board of Directors may adopt emergency bylaws in accordance with and pursuant to the provisions of the laws of the State of Nevada.


                            SECRETARY'S CERTIFICATION

         The undersigned Secretary of IPEC Holdings Inc. (the "Corporation") hereby certifies that the foregoing Bylaws are the Bylaws of the Corporation adopted by the Board of Directors as of the 28th day of January, 2002, and by the shareholders as of the 4th day of April, 2002.



                                 By
                                   ---------------------------------------------
                                   Charles J. Long, Jr., Secretary

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                              OF GOLDEN HOLE, INC.

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held April 4, 2002

         The undersigned hereby constitutes and appoints Joseph Giordano and Charles J. Long, Jr., the true and lawful attorneys and proxies of the undersigned, each with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of Common Stock of Golden Hole, Inc. (the "Company") at a Special Meeting of Shareholders to be held on Thursday, April 4, 2002, at 1:30 p.m., local time, at Northgate Industrial Park, RD #3, Box 7-A, New Castle, Pennsylvania, and at any and all adjournments thereof, for the purpose of considering and acting upon:

1.       Proposal to adopt Restated Articles of Incorporation:
                [ ] For       [ ] Against      [ ] Abstain

2.       Proposal to adopt new Bylaws for the Company:
                [ ] For       [ ] Against      [ ] Abstain

3.       Proposal to adopt the 2002 Stock Option Plan:
                [ ] For       [ ] Against      [ ] Abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

         It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders.

Dated and signed ______________, 2002


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature



Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney. PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID. PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR COMPLETED PROXY MAY BE FAXED TO (724) 658-3054.